UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

May 13, 2005
(Date of earliest event reported)

Taitron Components Incorporated
(Exact name of registrant as specified in its charter)

CA	000-25844	95-4249240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28040 West Harrison Parkway, Valencia	91355
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (661) 257-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 13, 2005 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated May 13, 2005

Exhibit Index
99.1	Press release dated May 13, 2005

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Taitron Components Incorporated (Registrant)
May 13, 2005 (Date)	/s/ STEWART WANG Stewart Wang Chief Executive Officer, Director, Chief Financial Officer and Principal Accounting Officer